UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2010

Morgan Stanley
(Exact Name of Registrant
as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

MUFG Joint Venture

On March 30, 2010, Morgan Stanley (“Morgan Stanley” or the “Company”) and Mitsubishi UFJ Financial Group, Inc. (“MUFG”) entered into definitive agreements formalizing their previously announced intention to form a joint venture in Japan of their respective investment banking and securities businesses.  MUFG and Morgan Stanley will integrate their respective Japanese securities companies by forming two joint venture companies.  MUFG will contribute the wholesale and retail securities businesses conducted in Japan by its subsidiary Mitsubishi UFJ Securities Co., Ltd. into one of the joint venture entities which will be named Mitsubishi UFJ Morgan Stanley Securities, Co., Ltd. (“MUMSS”).  Morgan Stanley will contribute the investment banking operations conducted in Japan by its subsidiary, Morgan Stanley Japan Securities Co., Ltd. (“MSJS”), into MUMSS and will contribute the sales and trading and capital markets business conducted in Japan by MSJS into a second joint venture entity which will be called Morgan Stanley MUFG Securities, Co., Ltd. (“MSMS” and, together with MUMSS, the “Joint Venture”). Following the respective contributions to the Joint Venture and a cash payment of 26 billion yen from MUFG to Morgan Stanley at closing of the transaction (subject to certain post-closing cash adjustments), Morgan Stanley will own a 40% economic interest in the Joint Venture and MUFG will own a 60% economic interest in the Joint Venture.  Morgan Stanley will hold a 40% voting interest and MUFG will hold a 60% voting interest in MUMSS, while Morgan Stanley will hold a 51% voting interest and MUFG will have a 49% voting interest in MSMS.  The transaction is expected to close on May 1, 2010, subject to customary closing conditions.

A copy of the press release announcing the Joint Venture on March 30, 2010 is attached to this filing as Exhibit 99.1 and is incorporated into this filing by reference.

Revel Development Property Disposition

On March 31, 2010, the Board of Directors authorized management to proceed with a plan of disposal for Revel Entertainment Group, LLC (“Revel”), a development stage enterprise and subsidiary of the Company that is primarily associated with a development property in Atlantic City, New Jersey.  The Company will consider various alternatives to effect the full disposition of Revel which may include a direct sale to a third-party or an auction process.

Morgan Stanley’s total investment in Revel, which is included in the Company’s consolidated statement of financial condition as of February 28, 2010, approximated $1.2 billion.  It is anticipated that the disposition of Revel will result in a substantial loss of that investment.

The results of Revel, including the estimated loss on the disposition, will be included in discontinued operations in the Company’s condensed consolidated statement of income for the first quarter of 2010.

Forward-Looking Statements

Statements about the expected effects, timing, benefits, estimated loss on disposition, financial and operating results, synergies, cost savings and completion of the Joint Venture and the Revel disposition (the “Revel disposition”) and all other statements in this Current Report, other than historical facts, constitute forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect current estimates, projections and expectations. Any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of Morgan Stanley and in the case of the Joint Venture, MUFG, including: (1) the risks associated with business combinations, (2) the ability of Morgan Stanley and MUFG to obtain necessary regulatory approvals of the proposed terms of the Joint Venture and within the expected time frame, (3) projected synergies and cost savings from the Joint Venture may be less than expected or may not be realized within the expected time frame, (4) the businesses of Morgan Stanley and MUFG that are to  be contributed to the Joint Venture may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, (5) operating costs, customer and employee loss and business disruption following the announcement or creation of the Joint Venture, including difficulties in maintaining relationships with employees and customers, (6) the risks associated with the Revel disposition, including the execution of a transaction on acceptable terms and in an expected timeframe, (7) the effect of general political, economic and industry conditions and geopolitical events, (8) the effect of market conditions, particularly in the mortgage (commercial and residential) lending and commercial real estate investment markets and particularly for gaming assets in New Jersey, (9) the impact of current, pending and future legislation, regulation and legal actions in the U.S. and worldwide applicable to the Joint Venture and the Revel disposition and our business generally, (10) the level and volatility of equity, fixed income and commodity prices and interest rates, currency values and other market indices, (11) investor sentiment and confidence in the financial markets, (12) our reputation, (13) competitive pressures among financial services companies may increase significantly and have an effect on pricing, spending, third-party relationships and revenues and (14) the impact of changes in accounting standards, rules or interpretations.

The actual results or performance and expected benefits of the Joint Venture and the Revel disposition could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Morgan Stanley. For a discussion of additional risks and uncertainties that may affect the future results of Morgan Stanley, please see Morgan Stanley’s periodic reports filed with the Securities and Exchange Commission.

Item 9.01  Financial Statement and Exhibits.

(d) Exhibits

99.1       Press release issued by Morgan Stanley on March 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	April 1, 2010	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Corporate Secretary